UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2016

MannKind Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50865	13-3607736
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

25134 Rye Canyon Loop, Suite 300 Valencia, California	91355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (661) 775-5300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement.

On January 4, 2016, MannKind Corporation (the “Company”) received written notice from sanofi-aventis U.S. LLC (“Sanofi”) of Sanofi’s election to terminate in its entirety the License and Collaboration Agreement, dated August 11, 2014, by and among the Company, Technosphere International C.V., MannKind Netherlands B.V. and Sanofi (the “License Agreement”). Sanofi’s notice indicated that the termination was pursuant to Sanofi’s right to terminate the License Agreement upon Sanofi’s good faith determination that the commercialization of AFREZZA is no longer economically viable in the United States, in which case the effective date of termination will be April 3, 2016. In the alternative, Sanofi indicated that the termination was also pursuant to its right to terminate the License Agreement for any reason, in which case the effective date of termination will be July 4, 2016. The applicable effective date of termination is referred to herein as the “Termination Date.”

The description of the material terms of the License Agreement set forth under Item 5 of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, filed with the Securities and Exchange Commission (“SEC”) on August 11, 2014, is incorporated by reference herein.

Pursuant to the terms of the License Agreement, the Company and Sanofi are required to use diligent efforts to facilitate the smooth and orderly transition of relevant obligations and rights to the Company with respect to development and commercialization activities related to AFREZZA, and are also required to negotiate in good faith a written transition agreement for this purpose. As a result of the foregoing termination, effective on the Termination Date and thereafter during any period which Sanofi is required to perform any wind-down activities pursuant to the terms of the License Agreement, the rights granted to Sanofi under the License Agreement to develop and commercialize AFREZZA will become non-exclusive and the Company will have the right to engage one or more other distributors and/or licensees of AFREZZA. Sanofi and its affiliates will also be required to cease all commercialization activities related to AFREZZA if requested by the Company after the Termination Date. All profits and losses from AFREZZA product sales by Sanofi or its affiliates after the Termination Date, if any, will continue to be shared 65% by Sanofi and 35% by the Company pursuant to the terms of the License Agreement.

The Company and Sanofi are also parties to a Supply Agreement, dated August 11, 2014 (the “Supply Agreement”), pursuant to which the Company is required to supply Sanofi or its affiliates or its sublicensees such quantities of AFREZZA as requested by Sanofi to cover its commercial requirements. As a result of the termination of the License Agreement, the Supply Agreement will terminate by its terms on the Termination Date.

In addition to the License Agreement and Supply Agreement, the Company and Aventisub LLC, an affiliate of Sanofi, are parties to a Senior Secured Revolving Promissory Note, dated September 23, 2014 (the “Loan Facility”) and a Guaranty and Security Agreement (the “Security Agreement”). Both the Loan Facility and the Security Agreement remain in effect. The original maturity date of September 23, 2024 for repayment of the outstanding principal amount of the loans under the Loan Facility will not be affected by the termination of the License Agreement.

The foregoing descriptions of the License Agreement and Supply Agreement, are not complete and are qualified in their entirety by reference to such agreements, copies of which were filed as Exhibits 10.1 and 10.2, respectively, to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014, filed with the SEC on November 10, 2014.

Item 2.02	Results of Operations and Financial Condition.

On January 5, 2016, the Company held a conference call to discuss, among other things, the notice of termination reported under Item 1.02 above. During the conference call, the Company’s Chief Financial Officer disclosed the expected cash position of the Company as of December 31, 2015. The figure disclosed during the conference call was intended to capture both cash and cash equivalents. This projected financial result is preliminary and unaudited, and may differ from what will be reflected in the Company’s consolidated financial statements for the year ended December 31, 2015. An excerpt of the conference call transcript relating to this financial result is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Excerpt of transcript of conference call held on January 5, 2016.

Forward-Looking Statements

Statements in this report that are not strictly historical in nature are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, without limitation, statements relating to the effective date of termination of the License Agreement, activities to be conducted during the transition period under the License Agreement, future commercial arrangements and activities regarding AFREZZA, and the Company’s expected cash and cash equivalents at December 31, 2015. Words such as “believes”, “anticipates”, “plans”, “expects”, “intends”, “will”, “potential” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words. These forward-looking statements are based upon the Company’s current expectations and involve a number of risks and uncertainties, including the risks and uncertainties described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and subsequent Quarterly Reports on Form 10-Q filed with the SEC. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2016	MANNKIND CORPORATION

	By:	/s/ David Thomson
David Thomson, Ph.D., J.D.
Corporate Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Excerpt of transcript of conference call held on January 5, 2016.